ADVISER MANAGED TRUST

Tactical Offensive Equity Fund
Tactical Offensive Core Fixed Income Fund
Tactical Offensive Enhanced Fixed Income Fund
(the "Funds")

Supplement Dated March 22, 2021
to the Prospectus dated November 30, 2020

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the dividend and distributions disclosure of the Funds.

Changes in the "Dividends and Distributions" Disclosure

In the section titled "Dividends, Distributions and Taxes," under the sub-section titled "Dividend and Distributions," the first paragraph is hereby deleted and replaced with the following:

The Tactical Offensive Equity Fund distributes its investment income annually. The Tactical Offensive Core Fixed Income and Tactical Offensive Enhanced Fixed Income Funds distribute their investment income quarterly. The Funds distribute their investment income as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually. If a Fund receives redemption requests in a single day that exceed, in the aggregate, 45% of the Fund's outstanding shares, the Fund may declare a special dividend prior to the time such redemption requests are effective.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1328 (3/21)